SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT





                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 15, 1999
                        ---------------------------------

                        (Date of earliest event reported)

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                          FIRST AVIATION SERVICES INC.
                          ----------------------------

             (Exact Name of Registrant as Specified in its Charter)




       Delaware                        0-21995                               06-1419064
       --------                        -------                               -----------
(State of Incorporation)          (Commission File No.)          (IRS Employer Identification Number)



               15 Riverside Avenue
              Westport, Connecticut                            06880-4214
       ---------------------------------------                 -----------
       (Address of Principal Executive Office)                 (Zip Code)



                                 (203) 291-3300
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.   Authorization of repurchase of common stock
          -------------------------------------------

          On December 17, First Aviation Services Inc. (the "Company") made certain announcements relating to its stock repurchase program. A copy of the press release, Exhibit 99.2, is attached and incorporated by reference.


     (c)  Exhibits
          --------

          99.2 Press release dated December 17, 1999 announcing the purchase of one million shares and the authorization to purchase an additional 500,000 shares as part of the program.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FIRST AVIATION SERVICES INC.



Date:    December 17, 1999                  By:
                                                     ---------------------------

                                            Name:    John A. Marsalisi
                                            Title:   Secretary, Vice President &
                                                     Chief Financial Officer